EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Education Management Corporation and further agree to the filing of this agreement as an Exhibit thereto.  In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Dated:	February 16, 2010
PROVIDENCE EQUITY PARTNERS V L.P.

		By:	Providence Equity Partners GP V L.P., its general partner

		By:	Providence Equity Partners V L.L.C., its general partner

		By	/s/ Paul J. Salem
			Name:	Paul J. Salem
			Title:	Senior Managing Director

PROVIDENCE EQUITY PARTNERS V-A L.P.

		By:	Providence Equity Partners GP V L.P., its general partner

		By:	Providence Equity Partners V L.L.C., its general partner

		By	/s/ Paul J. Salem
			Name:	Paul J. Salem
			Title:	Senior Managing Director

PROVIDENCE EQUITY PARTNERS IV L.P.

		By:	Providence Equity GP IV LP, its general partner

		By:	Providence Equity Partners IV L.L.C., its general partner

		By	/s/ Paul J. Salem
			Name:	Paul J. Salem
			Title:	Senior Managing Director

Page 19 of 22 pages

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

PROVIDENCE EQUITY GP V L.P.

By:	Providence Equity Partners V L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

PROVIDENCE EQUITY PARTNERS V L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

PROVIDENCE EQUITY GP IV L.P.

By	Providence Equity Partners IV L.L.C., its general partner

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

Page 20 of 22 pages

PROVIDENCE EQUITY PARTNERS IV L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

PEP EDMC L.L.C.

By	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Senior Managing Director

Page 21 of 22 pages